                                                                 Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection  with  Amendment No. 1 to the annual report on Form 10-KSB of NEDAK Ethanol, LLC (the "Company") for the period ended December 31, 2006, as filed with the  Securities  and  Exchange  Commission  on the date  hereof  (the
"Report"), I, Jerome Fagerland,  President of the Company,  certify, pursuant to
18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that:

         1.   The Report fully complies with the  requirements  of Section 13(a)
              or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Company.

                                         /s/ Jerome Fagerland
                                         ---------------------------------
                                         President and Chief Executive
                                         Officer
                                         Dated: December 3, 2007